SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                         To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 4, 2005

                        ADVANCED OPTICS ELECTRONICS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


         0-24511                                          88-0365136
(Commission File Number)                       (IRS Employer Identification No.)

                           8301 Washington NE, Suite 5
                              Albuquerque, NM 87113
          (Address of Principal Executive Offices, Including Zip Code)

                                 (505) 797-7878
              (Registrant's Telephone Number, Including Area Code)


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Item 4.01  Change in Registrant's Certifying Accountant
-------------------------------------------------------

Effective February 25, 2005, the Board of Directors of the Company approved the dismissal of Singer Lewak Greenbaum & Goldstein LLP as its independent auditors.

From January 13, 2005, when they were engaged, through February 25, 2005, there have been no disagreements with Singer Lewak Greenbaum & Goldstein LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. From January 13, 2005, when they were engaged, through February 25, 2005, there have been no reportable events as defined in Regulation S-B Item 304 (a) (1) (iv).

The Registrant has requested that Singer Lewak Greenbaum & Goldstein LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ADVANCED  OPTICS ELECTRONICS, INC.

Date:      March 4, 2005

                                                     BY: /s/ John J. Cousins
                                                         -------------------
                                                         John J Cousins
                                                         Vice President, Finance